                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2008
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                           FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


              Ohio                        0-27916               34-1821148
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(State or other jurisdiction of        (Commission            (IRS Employer
           incorporation)              File Number)        Identification No.)

                  321 North Wooster Avenue, Dover, Ohio 44622
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.
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On January 25, 2008, FFD Financial Corporation issued a press release regarding its earnings for the quarter ended December 31, 2007. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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      (a) - (c). Not applicable.

      (d).       Exhibits.

      Exhibit
      Number                               Description
      -------                              -----------

         99    Press Release of FFD Financial Corporation dated January 25, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FFD FINANCIAL CORPORATION


                                       By: /s/ Robert R. Gerber
                                           -------------------------------------
                                           Robert R. Gerber
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer


Date:  January 28, 2008